Exhibit 99.1

DAVID PLATT david.platt@bioxytraninc.com (617) - 510 - 2539

FORWARD LOOKING STATEMENT This report contains forward - looking statements concerning, among other things, possible applications for marketing approval and other regulatory matters, clinical trials, plans for the development of BioXyTran and business strategies . These forward - looking statements are identified by the use of such terms as "intends," "expects," "plans," "estimates," "anticipates," "should”, “can” and "believes . "” These forward - looking statements involve risks and uncertainties . Actual results may differ materially from those predicted by the forward - looking statements because of various factors and possible events . Company risks include lack of FDA or any other regulatory approval for our human product, the difficulty and uncertainty in obtaining regulatory approval, uncertainty about future physician and market acceptance of our product, our limited manufacturing capacity and capital resources and our lack of commercial experience as a pharmaceutical company . In addition, we are subject to industry risks such as : our industry is highly regulated, keenly competitive and subject to uncertainty of pricing because of controls on health care spending and uncertainty of third - party reimbursement . 2

MISSION STATEMENT BioxyTran’s mission is to develop effective drug treatments for hypoxia (oxygen deficiency) which delivers oxygen to tissues with the potential to improve a myriad of medical conditions. 3

PART 1 - The Drug For Perfusion Professionals 4

The Ultimate Perfusion Molecule Separating HEME from GLOBIN Bonding to a Co - Polymer (Alpha Carbohydrate) Universal Challenge: Delivering oxygen to ischemic tissues and measuring the effect of increased oxygen levels Solution: - Create molecule 5,000 times smaller than a red blood cell - Eliminate nitric oxygen scavenging - Deliver absorbable oxygen instead of free radicals [Reactive Oxygen Species (ROS)] Red Bloodcell (RBC) Hemoglobin Heme 5

Limitations of Blood - Blood Supplies can run out (Mass Casualty Events) - Needs refrigeration - It gets old after 30 days and freshest blood is preferred - Large size of blood – incapable of perfusing through clots The oxyhemoglobin dissociation curve (image - right) has a characteristic sigmoid shape due to the cooperative effect that exists between the multiple oxygen binding sites on the hemoglobin molecule. Factors that modify the ability of hemoglobin to bind oxygen include body temperature, pH of blood and the concentration of 2,3 - diphosphoglycerate (2,3 - DPG). 6

Acellular Oxygen Carriers RED BLOOD CELL SUBSTITUTES: Oxygen carriers that use different mechanism to carry oxygen » Hemoglobin - based Oxygen Carrier (HBOCs): Made from Heme » Perfluorochemical - based particles (PFCs): Chemical that can carry and release oxygen. 7

Hemoglobin - Based Oxygen Carriers (HBOCs) Hemoglobin - based particles use the oxygen carrying capacity of Heme and bind oxygen that is not the Reactive Oxygen Species (ROS). 8

Perfluorocarbons

Oxygen Disassociation Curve


Cell-free
hemoglobin
Perfluorocarbons
Oxygen content (ml/dl)
Partial pressure of oxygen
pO2 (mm Hg)

The Oxygen dissociation curves for cell-free hemoglobin and for a perfluorocarbon emulsion. Oxygen is bound to cell-free hemoglobin in the same way as it is bound to native hemoglobin. In contrast, oxygen readily dissolves in, but does not bind to, perfluorocarbon liquids. The oxygen loading capacity of perfluorocarbons is linearly related to the partial pressure of oxygen in equilibrium with the perfluorocarbon. At a given partial pressure of oxygen, hemoglobin binds more oxygen than can be dissolved in the perfluorocarbon.


Liposome
Micelle
siRNA
pDNA
Nano-carriers
PFCs
Gene delivery
Oxygen delivery
19F MRI reagent
Blood substitutes
PDT
Cell tracking
Tumor imaging

Perfluorocarbons are compounds that are biologically inert that can dissolve about 50 times more oxygen than blood plasma. Its chemical properties showing high O2 and CO2 dissolving capacity and low lipid and water solubilities make them ideal temporary intravenous oxygen carriers. PFCs exchange gases by simple diffusion and bind them by loose, non-directional van der Waals interactions. With PFCs, there is no saturation and no possibility for chemical binding of, and interference with, NO, CO or other reagents. PFC-dissolved O2 is immediately available to tissues and is also characterized by high extraction ratios.

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Ideal Oxygen Carrier Advantages of a Blood Substitute (recreating the functionality of blood) □ Universal compatibility - Eliminates cross matching errors □ Pathogen Free - Elimination of disease testing for HIV, Hepatitis, Malaria, or Syphilis □ Long Shelf Life - Blood only lasts 42 days - Substitutes are stable for 36 months and don't need refrigeration (Long Shelf Life & Cost Effective) □ Volume Expansion - increases arterial pressure in emergency situations □ Carrying Capacity - Synthetic blood delivers oxygen faster to reduce injury especially during a heart attack or stoke □ Hard to treat Areas – small size 5000x smaller than a red blood cells that can permeate through clots and flow through plasma treating ischemic tissues □ Increasing Quality of Care - Elective surgeries extend life or improve the quality of life but the procedures averages 6 pints of blood □ NON - TOXIC – will not scavenge Nitric Oxide (NO) □ No Immunosuppression – invisible to the immune system 10

Expected Safety Profile of the Drug BXT - 25 BioxyTran Combines Heme with a Co - Polymer + Heme : An FDA approved material that identifies and delivers oxygen similar to red blood cells Co - polymer : FDA Approved sugar stabilizes Heme in blood and eliminates nitric oxide scavenging BXT - 25’s unique structure is composed of two materials which the FDA generally regards as safe. Please note: BIXT’s compounds are under pre - clinical development and not ready for market 11

Proof of Concept of BXT - 25 in Animals • Absence of nitric oxide scavenging, no increased blood pressure in diabetic mice (Harvard Medical School, 2013) • No toxicity from replacing 90% of the blood in dogs with similar chemistry to BXT - 25: https://www.hindawi.com/journals/ccrp/2014/864237/ ( QTest Labs, Columbus OH, 2014) • Oxygen delivery and brain recovery in stroke induced rats with similar chemistry to BXT - 25 (Harvard Medical School, 2013) Middle Cerebral Artery Blockage Model in Rats 12

Hemorrhagic Shock in Dogs http://downloads.hindawi.com/journals/ccrp/2014/864237.pdf The administration of 0.65 g/kg BXT - 25 significantly elevated pulmonary artery pressure. Plasma hemoglobin concentrations of BXT - 25 ranging from 0.3 to 1.1 g/ dL , in conjunction with colloid based fluid resuscitation, normalized clinical surrogates of tissue oxygen debt, improved tPO2, and avoided clinically relevant increases in pulmonary artery pressure. Model: Dogs bled 85% leading to 50% mortality in 2 to 3 hours. (n=27) Results: All BXT - 25 treated dogs lived and recovered. tPO2 improved without producing pulmonary hypertension. Note: Material used was referred to as OC99, a pre - cursor to BXT - 25 13

Harvard Study - Characteristics of Several New HBOC’s Directed by Warren M Zapol , MD: Emeritus Anesthetist - in - Chief at MGH, Reginald Jenney Professor of Anesthesia at Harvard Medical School, and was Chief Anesthesiologist at MGH form 1994 – 2008. Objective: test for hypertension in awake wild type (WT) mice & awake diabetic ( db / db ) mice. Nitric oxide (NO) can be inhaled and tested for its ability to prevent the likely systemic vasoconstriction caused by BXT - 25 infusion in mice with endothelial dysfunction. Conclusion: the carbohydrate shielded the heme protein and the glycoprotein drug acted as a universal carrier of oxygen. Chart shows with statistical relevance (P< 0.05) that Nitric Oxide (NO) was not scavenged and correlated in function to whole blood. 14

Methods (Blind Study) Hb and metHb concentrations of whole blood and plasma will be determined when appropriate in all groups. Arterial blood gas tensions inclu di ng pH, etc., will be obtained. The changes of cytokine release (i.e. TNF - α, IL - 1β, IL - 6, and IL - 10 levels) and the expression of monocyte tissue factor (total and cell sur face) will be measured before and after OTI - 320 administration. The detailed experiments are shown in the appended flow chart as follows: Group 1: (10 mice/group; positive control) IV infusion of murine tetrameric hemoglobin solution (12 ml/kg) while breathing at FiO 2 =0.21 in awake WT, diabetic, and high - fat - fed mice. Group 2: (10 mice/group; control) IV infusion of murine whole blood (12 ml/kg) while breathing at FiO 2 =0.21 in awake WT mice, diabetic, and high - fat - diet mice. Group 3: (10 mice/group) IV infusion of OTI - 320 (12 ml/kg) while breathing at FiO 2 =0.21 in awake WT, diabetic db / db , and high - fat - diet (60 kcal%) WT mice. *If we find an increase of SBP in any of the above groups after infusion of OTI - 320, then invasive hemodynamic measurements will be performed in those groups as follows. Group 4: (10 mice/group) In anesthetized mice, IV infusion of OTI - 320 (12 ml/kg) while breathing at FiO 2 =0.21 in WT, diabetic db / db , and high - fat - fed (60 kcal%) WT mice. *If we find that SBP is increased in awake mice or/and if systemic vascular resistance (SVR) is increased in anesthetized mic e a fter infusion of OTI - 320, then we will study the following groups. Group 5: (10 mice/group) In awake mice, pretreatment with inhalation of NO (80 ppm, 1 hr ), followed by IV infusion of murine tetrameric hemoglobin solution (12 ml/kg) while breathing at FiO 2 =0.21 in WT(wild type), diabetic db / db , and high - fat - fed (60 kcal%) WT mice. Group 6: (10 mice/group) In awake mice, pretreatment with inhalation of NO (80 ppm, 1 hr ), followed by IV infusion of OTI - 320 (12 ml/kg) while breathing at FiO 2 =0.21 in WT, diabetic db / db , and high - fat - fed (60 kcal%) WT mice. Group 7: (10 mice/group) In anesthetized mice, pretreatment with inhalation of NO (80 ppm, 1 hr ), followed by IV infusion of OTI - 320 (12 ml/kg) while breathing at FiO 2 =0.21 in WT, diabetic db / db , and high - fat - fed (60 kcal%) WT mice. *If NO (80 ppm, 1 hr ) pretreatment is not effective to block the systemic or pulmonary hypertension caused by OTI - 320 infusion, then we will study t he following group. Group 8: (10 mice/group) In awake mice, pretreat with inhalation of NO (80 ppm, 1 hr ), followed by IV infusion of OTI - 320 (12 ml/kg) while continuously breathing NO (10 - 20 ppm) at FiO 2 =0.21 in WT, diabetic db / db , and high - fat - fed (60 kcal%) WT mice. The total number of mice required for this study will be approximately 240. MODELED AFTER THESE TYPES OF STUDY – Confirming Nitric Oxide Scavenging in HBOCs https://www.ncbi.nlm.nih.gov/pmc/articles/PMC3794463/pdf/nihms511879.pdf https://www.ncbi.nlm.nih.gov/pmc/articles/PMC3794463/pdf/nihms511879.pdf 15

BXT-25 Molecule = Sample B

BioXyTran

- Molecular Weight:68-500 KD
- P50:38 torr
- Source of the Hb:bovine
- Modification:glutaraldehyde and proprietary carbohydrate
- Half life:18-36 hrs diabetic mice
- Tetrameric Hb (%):30%
- metHb (%):<3%
- Hill coefficient value: n=~2
- Viscosity:1.3 cp

- 2nd generation hemoglobin based oxygen carrier (HBOC)
- long shelf life of over 2 years
- roughly 1/5000th the size of a red blood cell
- carbohydrate shielded protein and a glycoprotein drug candidate formulated to function as a universal carrier of oxygen

Acknowledgements

- Warren M. Zapol, M.D.
- Kenneth D. Bloch, M.D.
- Fumito Ichinose, M.D.
- Chong Lei, M.D., Ph.D.
- Mohd Shahid, Ph.D.
- Francine E. Lui, Ph.D.
- Andrea U. Steinbicker, M.D., M.P.H.
- Sonya M. Kao
- Michael J. Raher

HBO2 Therapeutics for Hemopure® (HBOC-201), Northfield Labs for PolyHeme®, Sangart for MP4, Waseda-Keio group for Hb-vesicles, and Bioxytran for BXT-25

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Systolic blood pressure in awake wild - type (C57BL6) mice after infusion of murine whole blood (WB), Sample A, or Sample B BXT - 25 Hemopure Note: Results are hard to decipher due to scaling of the graph BXT - 25 and Whole Blood are highly correlated and Nitric Oxygen (NO) is not scavenged by this molecule. 17

Systolic blood pressure in awake diabetic ( db / db ) mice after infusion of murine whole blood (WB) or Sample B BXT - 25 Notice how the ranges overlap on the majority of the points demonstrating the correlation Note: Results are hard to decipher due to scaling of the graph 18

Hypoxia Identified in Many Medical Conditions - https://www.ncbi.nlm.nih.gov/pmc/articles/PMC5587513/ - https://www.ncbi.nlm.nih.gov/pmc/articles/PMC4356629/ - https://www.nature.com/articles/s12276 - 019 - 0235 - 1 - https://www.intechopen.com/books/hypoxia - and - human - diseases - https://www.intechopen.com/books/hypoxia - and - human - diseases/hypoxia - and - its - emerging - therapeutics - in - neurodegenerative - inflammat ory - and - renal - diseases 19

BXT - 25 Stroke Treatment Characteristics Subject to FDA approval and testing - Restores oxygen to the brain - Creates efficacy for both ischemic and hemorrhagic strokes - Results in no known side effects - Delivers viable treatment for first responders - Enables immediate treatment prior to diagnostic imaging 20

Blood Substitutes During Stroke Subject to FDA approval and testing Drug Development Stroke Cure Dissolve Clot Perfuse Clot Usage Window Expand tPA Window Available in Ambulance Treat Both AIS & HS Diffusion Pharmaceuticals Pre - Treatment Drug NO Effective (3 hrs ) 3 hrs NO YES YES Dia Medica Therapeutics Treatment Drug NO NO 24 hrs tPA not required NO NO Nuvox Pharma Pre - Treatment Drug NO YES 3 hrs 1.5 - 9.0 hrs YES YES Biogen Treatment Drug YES NO 24 hrs tPA not required NO NO HBO2 Therapeutics NO NO YES Anytime 19 hrs NO NO Pre - Treatment Drug NO Restoration (3 min) Anytime > 9 hrs YES YES 21

WHO Preparing for Pandemic — The global mortality rate for COVID - 19 is 3.4%, WHO said on March 2. This virus causes more severe illness than the flu, but doesn't spread as efficiently, the director - general said . » Without a vaccine in hand efforts to contain the disease quarantining people is the ONLY viable tool. WE NEED REAL SOLUTIONS NOW! 22

Defeating the Outbreak – A Simple Plan □ Containing the disease takes time □ Developing a vaccine take time □ Learning how it transmitted takes time □ Antiretrovirals don’t stop mortality Primary Reason People Die From the Virus Fluid in the lungs Why does fluid in the lungs kill people? They cannot get enough oxygen to sustain the organs and the lack of oxygen leads to organ failure and death. Only Viable Option Treat Symptoms Time a luxury we don’t have Use of Virus Drugs Distribution of drugs a real challenge in uncontrolled settings. Measuring efficacy is impossible without a device to measure tissue health. 23

ARDS and Late Stage Coronavirus Patients Affecting Perfusionists HEADLINES 2/24/20 CytoSorbents Enters Agreement with China Medical System Holdings Limited to Bring CytoSorb to Mainland China to Treat Critically - ill Patients with COVID - 19 Coronavirus Infection https://cytosorbents.com/cytosorbents - enters - agreement - with - china - medical - system - holdings - limited - to - bring - cytosorb - to - mainland - china - to - treat - critically - ill - patients - with - covid - 19 - coronavirus - infection/ 2/12/20 Centers for Disease Control Guidance on the use of ECMO Support https://www.cdc.gov/coronavirus/2019 - ncov/hcp/clinical - guidance - management - patients.html 1/30/20 Coronavirus patient in Wuhan expected to leave hospital after ECMO support https://www.youtube.com/watch?v=mPu1N - fymB8 8/3/18 Extracorporeal membrane oxygenation for severe Middle East respiratory syndrome coronavirus https://www.unboundmedicine.com/medline/citation/29330690/full_citation “ECMO use, as a rescue therapy, was associated with lower mortality in MERS patients with refractory hypoxemia. The results of this, largest to date, support the use of ECMO as a rescue therapy in patients with severe MERS - CoV .” 24

ECMO Evolving as the Standard of Care in COVID - 19 IS THERE A BETTER WAY? 25

BXT - 25 Solution for Acute Respiratory Distress Syndrome (ARDS) & Late Stage COVID - 19 Patients Subject to FDA approval and testing - Restores oxygen the same as red blood cells - Results in no known side effects - Delivers viable treatment continually - Increase tissue oxygenation regardless of fluid levels in lungs in theory 26

The Real Problem – Tissue Oxygenation & Real - time Monitoring - Late Stage Coronavirus Patients develop fluid in their lungs - Respirators force liquid levels of alveoli sacks lower so blood can get closer to O2 (Not very effective) - The blood is physically not close enough to the O2 to get oxygenated - Organs start to shut down from lack of oxygen that leads to death - Perfect environment for infection to take route 27 https://www.nejm.org/doi/full/10.1056/NEJM200005043421806

PART 2 – MDX Viewer The Third Vital Sign 28

The Problems in Diagnosing Severity of Acute Respiratory Distress Syndrome (ARDS) - Measuring disease state to triage patients (helps to decrease mortality in crisis) - Removing the constant need to check on the patient (Remote monitoring needed) - Need to increase tissue oxygenation and measure efficacy 29

Current Measuring Devices

What are they really measuring?

Heart Rate – Pulse



Heart beat in your wrist

Respiratory Rate
Stethoscope



Breathing Sounds

Blood Pressure



Blood Pressure in your left arm

Oxygen Saturation
Pulse Oximeter



Peripheral oxygen levels in finger

Thermometer



Temp in Mouth, Ear, or Forehead

Time For a Better Vital Sign!

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FDA Approved MDX Viewer Measures Hypoxia FDA Approval Data https://www.accessdata.fda.gov/cdrh_docs/pdf6/K062977.pdf Tool for Facilitating Drug Approval Potential Endpoints □ Tissue Metabolic Score □ Brain Metabolic Score Approved Device Status Facilitates Defining Endpoint 31

Light Source Unit Panel Computer Detection Unit Electronics And Embedded Computer System Power Supply Systemic vital parameters (probe 2) Photoplethysmographic analysis Parameters: 1. Pulse oximetry 2. Heart rate B D C F Core Temperature Systemic vital parameters (probe 3) G E MDX Monitoring for Acute Hypoxia 32

Clinical Unmet Need 33

Continuous Real - time In - vivo Tissue Spectroscopy 34

Mitochondrial NADH/ Fp Redox State Conversion of Glucose to ATP 35

Technology 36

The Next Generation Viewer 37

Competitive Environment 38 Next Generation

Potential Applications (Human Diseases Associated with Mitochondrial Dysfunction) 39

Hypoxia Science Research Won the Nobel Prize in 2019 2019 NOBEL PRIZE WINNERS William Kaelin Jr., Sir Peter Ratcliffe, and Gregg Semenza Discovery: how cells adapt to changing oxygen levels □ BioxyTran has the only FDA approved device to measure tissue oxygenation □ Its MDX Viewer can quantify hypoxia (measuring the efficacy of treatments) □ BioxyTran has a molecule (BXT - 25) to deliver oxygen and reverse cell hypoxia □ Increased research activity could generate demand for BioxyTran’s tools in clinical research and medicine BIOXYTRAN… Precursor in the Field of Hypoxia 40

https://www.nobelprize.org/prizes/medicine/2019/press - release/ Nobel Prize Laureates Theory Predicts Cellular Interaction within the Tissue Micro - Environment Theory of the Cellular Universe This is the E=mc2 for cells Delivering Oxygen to Tissues Reduces Hypoxia: Reduced Hypoxia Improves the Condition of Tissues 41

When Two Scientist’s Research Collide 30 Years Researching Hypoxia Nobel Prize – Study of Hypoxia 30 Patents 10 Journal Articles 2 Textbooks 5 Public Companies 200 Animal Experiments 30 clinical trials Major Scientific Validation Embraced by Scientific & Medical Minds COMMERCIALIZATION 90 Years Since the Last Breakthrough in the Study of Hypoxia 42

Strategy for Successful Commercialization of BXT - 25 • Pursue functional claim of tissue oxygenation • Finalize development of MDX Viewer • Prioritize stroke application in near term • Explore a myriad of other applications/treatments • Build core team to scale future growth • Enhance IP value through licensing partnership • Raise sufficient capital to fund key opportunities • Focus on enhancing value of public shares FUNCTIONAL CLAIM LICENSING DEAL 43

BioxyTran Will Pursue a Functional vs. a Medical Claim Most Drug Development Companies Pursue Medical Claims Example: Medical Claim (disease): The applicant claims the drug is for the treatment of ischemic stroke. The clinical endpoint for stroke is based on subjective cognitive tests. Functional Claim (physiology): The applicant claims the drug increases tissue oxygenation. The endpoint is a quantitative measurement. Functional Claims Create Value Enhance the likelihood and timing of approval Apply to a myriad of diseases which increases revenue potential 44

BXT - 25 Optimizes Prior Technology 45

Hemopure Research Supports Bioxytran’s Value • BXT - 25 delivers optimum oxygen type to tissues • Increases measurable oxygen tissue levels • Restores organ functionality • Mitigates Hemopure’s side effects (nitric oxygen scavenging) 46

BIXT Strategy: Add Molecule to Enhance Efficacy Celgene repurposed thalidomide which created a $74 billion purchase by Bristol Myers Squibb in 2019 - First approval in 1957 as a sedative – sleeping pill - Few years later marketed as anti - nausea/morning sickness drug - Pulled from market after 10K cases of birth defects - Used as a leprosy treatment and considered for HIV - related weight loss - 1999: study of 84 patients paved way for multiple melanoma indication Revlimid ( lenalidomide ) is essentially thalidomide plus another protein. This slight change reduced the toxic profile of thalidomide and decreased the rates of sedation, constipation and neuropathy and increased the efficacy in multiple melanoma as an immunomodulatory drug ( IMiD ) Two years after approval in 2005, Revlimid reached blockbuster status. https://www.biospace.com/article /celgene - the - good - the - bad - and - the - ugly/ https://www.cnn.com/2019/01/03 /business/bristol - myers - squibb - celgene - merger/index.html https://www.nejm.org/doi/full/10. 1056/NEJM199911183412102 REPURPOSING CREATES VALUE 47

Big Opportunities Potential for BXT-25

THERAPEUTIC AREAS FOR BXT-25

Oncology
Neuroscience
Immunology
Cardiovascular
Respiratory
Hematology
Inflammation
Stroke

IDEAL PLATFORM DRUG FOR MANY BIG PHARMAS

Johnson & Johnson – Oncology, Neuroscience, Immunology, Cardiovascular, Vaccines, HIV
Roche Holdings – Oncology, Neuroscience, Immunology, Hematology, Ophthalmology
Pfizer – Oncology, Neuroscience, Cardiovascular, Diabetes
Novartis – Oncology, Neuroscience, Immunology, Cardiovascular, Respiratory, Ophthalmology
Merck – Oncology, Neuroscience, Immunology, Cardiovascular, Respiratory, Diabetes, Vaccines
Sanofi Aventis – Oncology, Neuroscience, Immunology, Inflammation, Diabetes, Vaccines
AbbVie – Oncology, Neuroscience, Immunology, Virology
GlaxoSmithKline – Oncology, Immunology, Respiratory, HIV, Vaccines
Eli Lilly – Oncology, Neuroscience, Immunology, Diabetes, Pain
Gilead – Oncology, Respiratory, Hematology, Inflammation, HIV
Bristol Meyers Squibb – Oncology, Immunology, Cardiovascular, Hematology, Inflammation
Allergan – Neuroscience, Ophthalmology, Gastroenterology
AstraZeneca – Oncology, Cardiovascular, Respiratory
Biogen – Oncology, Neuroscience, Inflammation, Stroke, Pain
Amgen – Oncology, Cardiovascular, Hematology, Inflammation

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Licensing Zone • Complete safety studies in healthy human patients • Target coma patients for initial studies • Create credibility of third vital sign with influencers • Raise $10 million in equity related financing • Identify and approach key target licensees • Attract research coverage and institutional shareholders 49

Activities Month 1 - 3 Month 4 - 6 Month 7 - 9 Month 10 - 12 Month 13 - 15 Month 1 6 - 1 8 Month 19 - 21 Month 21 - 24 Development & Manufacturing Pre - Clinical & IND submission Phase I Phase II Phase III 8. Phase III • Stroke Patients (300) • National Institute of Health Stroke Score (NIHSS) Endpoint • MDX Viewer – measure Tissue Metabolism 6 Months - $600K 3 Months - $500K 12 Months - $1,500 K 6 Months - $1,000K Bioxytran Plan for FDA Approval 3 Months - $400K 3 Months - $650K 1 2 3 4 5 6 8 7 1. CMC Production • Manufacture (USA) • Human Heme • GLP 2. MDX adaptation • Electronic re - engineering • Probe development • Licensing • 501 - K re - certification 5. CMC Production • Manufacture (USA) • Human Heme • GMP 4. IND Submission • Safety & Efficacy 3. Toxicity Studies • 2 Animal Species • Dogs & Rats 7. Phase II(a) / (b) • Stroke Patients (60) • National Institute of Health Stroke Score (NIHSS) Endpoint • MDX Viewer – measure Tissue Metabolism Note: Calculated overhead factor of 25% is not included in the above cost estimates 6. Phase I(a) • Healthy Volunteers (40) • Dose Limiting Toxicity • Immunological Interactions • Evaluation 8hrs • Clinical Trial Site ( MedPack – Cincinnati) 50 18 M - $22,000K 7 Months - $3,500K Licensing Zone

Leadership MANAGEMENT David Platt, Ph.D/CEO Ph.D in Chemical Engineering, Hebrew University of Jerusalem; Weizmann Institute; Founder of five public Bio - Tech companies over a 25 year period with a combined market capitalization of more than $1.5 billion Elena Chekhova , Ph.D /Chief Scientist Ph.D in Process Systems Engineering at MIT; Elena has more than ten years of experience in the life sciences industry in business development and project management services Ola Soderquist , CFO, CPA, CMA, CM&AA 30 years industrial experience; Served as CFO and in other capacities in multiple industry sectors; MSA Stockholm School of Economics; MBA Babson College INDEPENDENT BOARD OF DIRECTORS Alan Hoberman, PhD Executive Director at Charles River Laboratories for developmental, reproductive and juvenile toxicity Henry Esber, PhD Senior Consultant of Business Development Dale Conaway, PhD Veterinary Medical Officer for Research Compliance Anders Utter/Head of Audit Committee Financial Expert; General Cable (NYSE: BGC); MBA Babson College MEDICAL ADVISORY BOARD Avraham Mayevsky, PhD Worldwide authority in the field of minimal invasive monitoring of tissue oxygenation and organ physiology Hana Chen - Walden, MD Specialist Regulatory Affairs in US and Europe for more than 25 years Juan Carolos Telavera , MD PhD Specialist in regenerative medicine 51

BioXyTran , Inc. 233 Needham St., Suite 300 Newton MA, 02464 (617) - 454 - 1199 www.bioxytraninc.com David Platt david.platt@bioxytraninc.com (617) - 510 - 2539